                                                              EXHIBIT 10.1.19.11

                                 FIFTH AMENDMENT

         THIS FIFTH AMENDMENT dated as of January 24, 2003 (this "Amendment") is to the Amended and Restated Credit Agreement (as heretofore amended, the "Credit Agreement") dated as of December 22, 2000 among UNITED AUTO GROUP, INC. (the "Company"), various financial institutions (the "Lenders") and DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC (formerly Chrysler Financial Company L.L.C.), as agent for the Lenders (the "Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as defined in the Credit Agreement.

         WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

         SECTION 1 AMENDMENT. As of the Amendment Effective Date, Section 9.7(l) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                  "(l) Debt of the U.K. Target and its Subsidiaries (other than Floor Plan Financings) in an aggregate amount not to exceed 55,000,000 British pounds sterling at any one time outstanding;".

         SECTION 2 REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Agent and the Lenders that: (a) the representations and warranties made in Section 8 of the Credit Agreement are true and correct on and as of the Amendment Effective Date (as defined below) with the same effect as if made on and as of the Amendment Effective Date (except to the extent relating solely to an earlier date, in which case they were true and correct as of such earlier date); (b) no Event of Default or Unmatured Event of Default exists or will result from the execution of this Amendment; (c) no event or circumstance has occurred since the Effective Date that has resulted, or would reasonably be expected to result, in a Material Adverse Effect; (d) the execution and delivery by the Company of this Amendment and the performance by the Company of its obligations under the Credit Agreement as amended hereby (as so amended, the "Amended Credit Agreement") (i) are within the corporate powers of the Company,
(ii) have been duly authorized by all necessary corporate action, (iii) have received all necessary approval from any governmental authority and (iv) do not and will not contravene or conflict with any provision of any law, rule or regulation or any order, decree, judgment or award which is binding on the Company or any of its Subsidiaries or of any provision of the certificate of incorporation or bylaws or other organizational documents of the Company or of any agreement, indenture, instrument or other document which is binding on the Company or any of its Subsidiaries; and (e) the Amended Credit Agreement is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

         SECTION 3 EFFECTIVENESS. The amendment set forth in Section 1 above shall become effective as of March 12, 2002 (the "Amendment Effective Date") on such date when the Agent shall have received (a) a counterpart of this Amendment executed by the Company and the Required Lenders (or, in the case of any party other than the Company from which the Agent has not received a counterpart hereof, facsimile confirmation of the execution of a counterpart hereof by such party) and (b) each of the following documents, each in form and substance satisfactory to the Agent:

         3.1 Reaffirmation. A counterpart of the Reaffirmation of Loan Documents, substantially in the form of Exhibit A, executed by each Loan Party other than the Company.

         3.2 Other Documents. Such other documents as the Agent or any Lender may reasonably request.

         SECTION 4  MISCELLANEOUS.

         4.1 Continuing Effectiveness, etc. As hereby amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. As of the Amendment Effective Date, all references in the Credit Agreement, the Notes, each other Loan Document and any similar document to the "Credit Agreement" or similar terms shall refer to the Amended Credit Agreement.

         4.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

         4.3 Expenses. The Company agrees to pay the reasonable costs and expenses of the Agent (including reasonable fees and disbursements of counsel, including, without duplication, the allocable costs of internal legal services and all disbursements of internal legal counsel) in connection with the preparation, execution and delivery of this Amendment.

         4.4 Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York applicable to contracts made and to be wholly performed within the State of New York.

         4.5 Successors and Assigns. This Amendment shall be binding upon the Company, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders and the Agent and the successors and assigns of the Lenders and the Agent.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         Delivered as of the day and year first above written.


                                    UNITED AUTO GROUP, INC.

                                    By: /s/Robert H. Kurnick, Jr.
                                       -----------------------------------
                                    Title: Executive Vice President, General
                                           Counsel and Secretary
                                          --------------------------------

                                    DAIMLERCHRYSLER SERVICES NORTH
                                    AMERICA LLC, as Agent, as Issuing Lender and as a Lender

                                    By: /s/ R.D. Knight
                                       -----------------------------------
                                    Title: V.P. of Credit
                                          --------------------------------

                                    TOYOTA MOTOR CREDIT CORPORATION,
                                    as a Lender

                                    By: /s/ D.M. Taylor
                                       -----------------------------------
                                    Title: Corp. Mgr. Dealer Relations
                                          --------------------------------

                                    EXHIBIT A
                            FORM OF REAFFIRMATION OF
                                 LOAN DOCUMENTS



                                January __, 2003


DaimlerChrysler Services North
America LLC, as Agent
and the Lenders party
to the Amended and Restated Credit Agreement referred to below
27777 Inkster Road
Farmington Hills, Michigan 48334
Attn: Michele Nowak

         RE:  REAFFIRMATION OF LOAN DOCUMENTS

Ladies and Gentlemen:

         Please refer to:

         (a) The Amended and Restated Security Agreement dated as of December 23, 1999 (the "Security Agreement") among United Auto Group, Inc. (the "Company"), its subsidiaries and Chrysler Financial Company L.L.C. in its capacity as Agent (in such capacity, the "Agent");

         (b) The Guaranty dated as of October 8, 1999 (the "Guaranty") executed in favor of the Agent and various other parties by all subsidiaries of the Company; and

         (c) The Pledge Agreement dated as of October 8, 1999 (the "Pledge Agreement") executed by the Company and certain of its subsidiaries.

         Each of the undersigned acknowledges that the Company, the Lenders and the Agent have executed the Fifth Amendment (the "Fifth Amendment") to the Amended and Restated Credit Agreement dated as of December 22, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms not otherwise defined herein have the meanings given in the Credit Agreement.

DaimlerChrysler Services North
America LLC, as Agent
January __, 2003



         Each of the undersigned hereby confirms that the Security Agreement, the Guaranty, the Pledge Agreement and each other Loan Document to which such undersigned is a party remains in full force and effect after giving effect to the effectiveness of the Fifth Amendment and that, upon such effectiveness, all references in each Loan Document to the "Credit Agreement" shall be references to the Credit Agreement, as amended by the Fifth Amendment.

            This letter agreement may be signed in counterparts and by the various parties on separate counterparts. This letter agreement shall be governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such State.


                                    UAG NORTHEAST, INC.
                                    DIFEO PARTNERSHIP, INC.
                                    UAG HUDSON, INC.
                                    SOMERSET MOTORS INC.
                                    UAG NORTHEAST BODY SHOP, INC.
                                    LANDERS AUTO SALES, INC.
                                    LANDERS UNITED AUTO GROUP NO. 2, INC.
                                    LANDERS UNITED AUTO GROUP NO. 6, INC.
                                    LANDERS BUICK-PONTIAC, INC.
                                    LANDERS FORD NORTH, INC.
                                    UNITED AUTO GROUP, INC.
                                    UAG SOUTHEAST, INC.
                                    UAG DULUTH, INC.
                                    UNITED NISSAN, INC. (GA)
                                    UNITED NISSAN, INC. (NV)
                                    UNITED NISSAN, INC. (TN)
                                    PEACHTREE NISSAN, INC.
                                    UAG WEST, INC.
                                    SA AUTOMOTIVE, LTD.
                                    SL AUTOMOTIVE, LTD.
                                    SPA AUTOMOTIVE, LTD.
                                    LRP, LTD.
                                    SUN MOTORS, LTD.
                                    SCOTTSDALE MANAGEMENT GROUP, LTD.
                                    SAU AUTOMOTIVE, LTD.
                                    SK MOTORS, LTD.
                                    KMT/UAG, INC.
                                    RELENTLESS PURSUIT ENTERPRISES, INC.

                                    TRI-CITY LEASING, INC.
                                    HT AUTOMOTIVE LTD.
                                    UAG TEXAS, INC.
                                    UAG TEXAS II, INC.
                                    UAG EAST, INC.
                                    WESTBURY SUPERSTORE, LTD.
                                    PALM AUTO PLAZA, INC.
                                    FLORIDA CHRYSLER PLYMOUTH, INC.
                                    WEST PALM NISSAN, INC.
                                    WEST PALM INFINITI, INC.
                                    NORTHLAKE AUTO FINISH, INC.
                                    JS IMPORTS, INC.
                                    WEST PALM AUTO MALL, INC.
                                    AUTO MALL PAYROLL SERVICES, INC.
                                    UAG CAROLINA, INC.
                                    REED-LALLIER CHEVROLET, INC.
                                    MICHAEL CHEVROLET-OLDSMOBILE, INC.
                                    GENE REED CHEVROLET, INC.
                                    UNITEDAUTO DODGE OF SHREVEPORT, INC.
                                    COVINGTON PIKE DODGE, INC.
                                    THE NEW GRACELAND DODGE, INC.
                                    UAG GRACELAND II, INC.
                                    UAG MEMPHIS II, INC.
                                    UAG MEMPHIS IV, INC.
                                    UAG MEMPHIS V, INC.
                                    UAG-CARIBBEAN, INC.
                                    DAN YOUNG CHEVROLET INC.
                                    YOUNG MANAGEMENT GROUP, INC.
                                    UAG YOUNG II, INC.
                                    UAG PARAMOUNT MOTORS, INC.
                                    UAG KISSIMMEE MOTORS, INC.
                                    UAG CLASSIC, INC.
                                    CLASSIC AUTO GROUP, INC.
                                    UAG CHCC, INC.
                                    CLASSIC MANAGEMENT COMPANY, INC.
                                    UAG CHEVROLET, INC.
                                    CLASSIC IMPORTS, INC.
                                    UNITED AUTOCARE, INC.
                                    UNITED AUTOCARE PRODUCTS, INC.
                                    UNITEDAUTO FOURTH FUNDING INC.
                                    UNITEDAUTO FIFTH FUNDING INC.
                                    UAG FINANCE COMPANY, INC.
                                    CLASSIC MOTOR SALES LLC

                                    D. YOUNG CHEVROLET LLC
                                    DAN YOUNG MOTORS LLC
                                    UAG YOUNG AUTOMOTIVE GROUP LLC
                                    YOUNG AUTOMOTIVE HOLDINGS LLC
                                    EUROPA AUTO IMPORTS, INC.
                                    UAG LAKE NORMAN, LLC
                                    UAG INDIANAPOLIS, LLC
                                    MOTORCARS ACQUISITION, LLC
                                    MOTORCARS ACQUISITION II, LLC
                                    MOTORCARS ACQUISITION III, LLC
                                    SCOTTSDALE FERRARI, LLC
                                    UAG OLDSMOBILE OF INDIANA, LLC
                                    ATLANTIC AUTO FUNDING CORPORATION
                                    ATLANTIC AUTO SECOND FUNDING CORPORATION
                                    ATLANTIC AUTO THIRD FUNDING CORPORATION
                                    GOODSON NORTH, LLC
                                    GOODSON PONTIAC GMC, LLC
                                    GOODSON SPRING BRANCH, LLC
                                    PIONEER FORD WEST, LLC
                                    UAG CERRITOS, LLC
                                    UAG CONNECTICUT, LLC
                                    UAG CONNECTICUT I, LLC
                                    UAG FAIRFIELD CA, LLC
                                    UAG FAIRFIELD CM, LLC
                                    UAG FAIRFIELD CP, LLC
                                    UAG FAIRFIELD CV, LLC
                                    UAG HOUSTON ACQUISITION, LLC
                                    UAG INTERNATIONAL HOLDINGS, INC.
                                    UAG LANDERS SPRINGDALE, LLC
                                    UAG MENTOR ACQUISITION, LLC
                                    UAG MICHIGAN CADILLAC, LLC
                                    UAG MICHIGAN PONTIAC-GMC, LLC
                                    UAG ATLANTA IV MOTORS, INC.
                                    UAG MICHIGAN T1, LLC
                                    UAG MICHIGAN TMV, LLC
                                    UAG PHOENIX VC, LLC
                                    UAG REALTY, LLC
                                    UAG SPRING, LLC
                                    UNITED AUTO FINANCE, INC.

                                    UNITED RANCH AUTOMOTIVE, LLC
                                    BRETT MORGAN CHEVROLET - GEO, INC.
                                    H.B.L. HOLDINGS, INC. (f/k/a H.B.L., Inc.)
                                    HBL, LLC
                                    MOTORCARS ACQUISITION IV, LLC
                                    UAG NANUET I, LLC
                                    UAG NANUET II, LLC
                                    NISSAN OF NORTH OLMSTED, LLC
                                    LANDERS NISSAN, LLC
                                    UAG TULSA HOLDINGS, LLC
                                    UAG FAYETTEVILLE I, LLC
                                    UAG FAYETTEVILLE II, LLC
                                    UAG FAYETTEVILLE III, LLC
                                    CLASSIC TURNERSVILLE, INC.
                                    GMG MOTORS, INC.
                                    SCOTTSDALE JAGUAR, LTD.
                                    UNITED AUTO LICENSING, LLC
                                    LANTZCH-ANDREAS ENTERPRISES, INC.
                                    UAG TURNERSVILLE REALTY, LLC
                                    CJNS, LLC
                                    UAG VK, LLC
                                    KMPB, LLC
                                    LMNS, LLC
                                    UAG SPRING, LLC
                                    UNITED RANCH AUTOMOTIVE, LLC
                                    LATE ACQUISITION I, LLC
                                    LATE ACQUISITION II, LLC
                                    WTA MOTORS, LTD.
                                    UAG MICHIGAN H1, LLC


                                    By:__________________________________
                                       Title:____________________________

                                    DIFEO HYUNDAI PARTNERSHIP
                                    DIFEO NISSAN PARTNERSHIP
                                    DIFEO CHRYSLER PLYMOUTH JEEP EAGLE
                                    PARTNERSHIP
                                    DIFEO LEASING PARTNERSHIP
                                    DANBURY AUTO PARTNERSHIP
                                    DIFEO TENAFLY PARTNERSHIP
                                    OCT PARTNERSHIP
                                    HUDSON MOTORS PARTNERSHIP
                                    COUNTY AUTO GROUP PARTNERSHIP
                                    SOMERSET MOTORS PARTNERSHIP

                                    By: DIFEO PARTNERSHIP, INC.
                                        a general partner


                                    By:__________________________________
                                       Title:____________________________



                                    SHANNON AUTOMOTIVE, LTD.
                                    By: UAG TEXAS, INC.
                                        a general partner


                                    By:__________________________________
                                       Title:____________________________


                                    UAG CITRUS MOTORS, LLC
                                    By: UAG CITRUS, INC.
                                        Member


                                    By:__________________________________
                                       Title:____________________________

                                    CLASSIC ENTERPRISES, LLC
                                    CLASSIC NISSAN OF TURNERSVILLE, LLC

                                    By: UAG CLASSIC, INC.
                                         Member


                                    By:__________________________________
                                       Title:____________________________



                                    LANDERS FORD, INC
                                    NATIONAL CITY FORD, INC.
                                    CENTRAL FORD CENTER, INC.
                                    PIONEER FORD SALES, INC.



                                    By:__________________________________
                                       Title:____________________________

ACKNOWLEDGED AND AGREED
as of the date first written above

DAIMLERCHRYSLER SERVICES NORTH
AMERICA, LLC, as Agent


By: _________________________________
Title:_______________________________